DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Registration No. 811-07410
FORM N-SAR
Semi-Annual Period Ended September 30, 2012

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At a Joint Annual Meeting of Shareholders of Delaware Investments National Municipal Income Fund (the ?Fund?), the shareholders of the Fund voted to elect a Board of Directors for the Fund at a meeting held on August 22, 2012. At the meeting, the following people were elected to serve as Independent Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Frances A. Sevilla-Sacasa, Janet L. Yeomans, and J. Richard Zecher.  In addition, Patrick P. Coyne was elected to serve as an Interested Director.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Directors for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.  The results were as follows:

Thomas L. Bennett

COMMON SHAREHOLDERS

Shares Voted For 4,040,259.193
Percentage of Outstanding Shares 89.150%
Percentage of Shares Voted 93.853%
Shares with Authority Withheld 264,632.122
Percentage of Outstanding Shares 5.839%
Percentage of Shares Voted 6.147%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Patrick P. Coyne

COMMON SHAREHOLDERS

Shares Voted For 4,041,180.676
Percentage of Outstanding Shares 89.171%
Percentage of Shares Voted 93.875%
Shares with Authority Withheld 263,710.639
Percentage of Outstanding Shares 5.818%
Percentage of Shares Voted 6.125%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

John A. Fry

COMMON SHAREHOLDERS

Shares Voted For 4,041,660.668
Percentage of Outstanding Shares 89.181%
Percentage of Shares Voted 93.886%
Shares with Authority Withheld 263,230.647
Percentage of Outstanding Shares 5.808%
Percentage of Shares Voted 6.114%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Anthony D. Knerr

COMMON SHAREHOLDERS

Shares Voted For 4,041,831.165
Percentage of Outstanding Shares 89.185%
Percentage of Shares Voted 93.890%
Shares with Authority Withheld 263,060.150
Percentage of Outstanding Shares 5.804%
Percentage of Shares Voted 6.110%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Lucinda S. Landreth

COMMON SHAREHOLDERS

Shares Voted For 4,040,198.694
Percentage of Outstanding Shares 89.149%
Percentage of Shares Voted 93.852%
Shares with Authority Withheld 264,692.621
Percentage of Outstanding Shares 5.840%
Percentage of Shares Voted 6.148%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Ann R. Leven

COMMON SHAREHOLDERS

Shares Voted For 4,039,257.023
Percentage of Outstanding Shares 89.128%
Percentage of Shares Voted 93.830%
Shares with Authority Withheld 265,634.292
Percentage of Outstanding Shares 5.861%
Percentage of Shares Voted 6.170%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Frances A. Sevilla-Sacasa

COMMON SHAREHOLDERS

Shares Voted For 4,040,395.691
Percentage of Outstanding Shares 89.153%
Percentage of Shares Voted 93.856%
Shares with Authority Withheld 264,495.624
Percentage of Outstanding Shares 5.836%
Percentage of Shares Voted 6.144%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Janet L. Yeomans

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

J. Richard Zecher

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
WS: MFG_Philadelphia: 865856: v1

WS: MFG_Philadelphia: 865856: v1